Exhibit 99.1

 INVESTOR DAY  September 11, 2024

 Forward-Looking Statements  This presentation contains statements, including information about future financial performance and market conditions, accompanied by phrases such as “believes,” “estimates,” “expects,” “plans,” “anticipates,” “intends,” “projects,” and other similar “forward-looking” statements, as defined in the Private Securities Litigation Reform Act of 1995. The actual results, performance or achievements of Modine, its operating segments, and the product groups within its operating segments may differ materially from those expressed or implied in these statements because of certain risks and uncertainties, including, but not limited to those described under “Risk Factors” in Item 1A of Part I of the Company's Annual Report on Form 10-K for the year ended March 31, 2024 and under Forward-Looking Statements in Item 7 of Part II of that same report and in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. Other risks and uncertainties include, but are not limited to, the following: the impact of potential adverse developments or disruptions in the global economy and financial markets, including impacts related to inflation, energy costs, supply chain challenges or supplier constraints, logistical disruptions, tariffs, sanctions and other trade issues or cross-border trade restrictions; the impact of other economic, social and political conditions, changes and challenges in the markets where we operate and compete, including foreign currency exchange rate fluctuations, increases in interest rates or tightening of the credit markets, recession or recovery therefrom, restrictions associated with importing and exporting and foreign ownership, public health crises, and the general uncertainties, including the impact on demand for our products and the markets we serve from regulatory and/or policy changes that have been or may be implemented in the U.S. or abroad, including those related to tax and trade, climate change, public health threats, and military conflicts, including the current conflicts in Ukraine and in the Middle East and heightened tensions in the Red Sea; the overall health and pricing focus of our customers; our ability to successfully realize anticipated benefits, including improved profit margins and cash flow, from our strategic initiatives and our application of 80/20 principles across our businesses; our ability to be at the forefront of technological advances and the impacts of any changes in the adoption rate of technologies that we expect to drive sales growth; our ability to accelerate growth organically and through acquisitions and successfully integrate acquired businesses; our ability to effectively and efficiently manage our operations in response to sales volume changes, including maintaining adequate production capacity to meet demand in our growing businesses while also completing restructuring activities and realizing benefits thereof; our ability to fund our global liquidity requirements efficiently and comply with the financial covenants in our credit agreements; operational inefficiencies as a result of product or program launches, unexpected volume increases or decreases, product transfers and warranty claims; the impact on Modine of any significant increases in commodity prices, particularly aluminum, copper, steel and stainless steel (nickel) and other purchased components and related costs, and our ability to adjust product pricing in response to any such increases; our ability to recruit and maintain talent in managerial, leadership, operational and administrative functions and to mitigate increased labor costs; our ability to protect our proprietary information and intellectual property from theft or attack; the impact of any substantial disruption or material breach of our information technology (“IT”) systems; the impact of a material weakness identified in our internal controls related to IT system access in Europe on our financial reporting process; costs and other effects of environmental investigation, remediation or litigation and the increasing emphasis on environmental, social and corporate governance matters; our ability to realize the benefits of deferred tax assets; and other risks and uncertainties identified in our public filings with the U.S. Securities and Exchange Commission. Forward-looking statements are as of the date of this presentation, and we do not assume any obligation to update any forward-looking  statements.  2

 Future Ready, Purpose Driven   Neil Brinker  President and CEO  4

 Always evolving our portfolio of products in pursuit of highly engineered, mission-critical thermal solutions  Engineering A Cleaner, Healthier World  Integrity Committed  People Centric  Technology Driven  Results Oriented  Team Focused  Reduce Water & Energy Consumption  Lower Harmful Emissions  Enable Cleaner Running Vehicles  Use Environmentally Friendly Refrigerants  Improve Indoor Air Quality  5  OUR  VISION  OUR  PURPOSE  OUR  VALUES  OUR  MISSION

 REDUCING OUR IMPACT  ENABLING OUR CUSTOMERS  Our Purpose: Engineering a Cleaner, Healthier World  Strategy and Products Benefit Our Company, Our Customers, and the Planet  of decreases in intensity of Scope 1 and Scope 2 GHG emissions, and water use  100%  certified renewable  electricity in operations at our Leeds, UK facility  EVantage  Battery thermal management systems deliver maximum cooling at the lowest power draw  44%  data center energy savings by deploying our advanced cooling technology  rd Consecutive  Year  3  Sustainability Spotlight: UN Global Compact  Signatory to largest global sustainability initiative  Developing forward-looking targets for carbon, water, and waste  Advancing supply chain sustainability  Continued commitment to governance, ethics, and integrity  Solar  Photovoltaic installations in Changzhou, China and Pontevico, Italy  Electric Solutions  AmpDawg Unit Heater and MEL  Series Infrared Heater provide electric alternatives for residential and commercial  6

 Strategic Pillars Driving Value Creation  Capitalizing on our deep expertise in thermal management to deliver differentiated solutions and sustained market leadership  Leveraging our portfolio of highly engineered, mission-critical thermal solutions to accelerate growth  Entering a multi-year growth cycle powered by multiple secular mega-trends  Elevating our 80/20 discipline by influencing daily decision- making and strategic resource and capital allocation  80  20  Evolving our portfolio to compound shareholder value by focusing on  high-growth, high-margin businesses for sustainable growth and returns  80 20  7

 Deep Expertise in Thermal Management  HIGHLY ENGINEERED, MISSION-CRITICAL  thermal solutions to meet the needs of our customers  Over a century of leadership in thermal management  Strong relationships with leading companies across many  diversified industries  Patent-protected, fit-for-purpose innovation meeting customers’ unique needs  Advanced technical test centers and lab capabilities driving product  development  Proprietary technology and footprint creates ongoing value for our customers  80 20  8

# Building on More Than 100 Years of Thermal Industry Expertise

**VEHICULAR FOCUS** → **DIVERSIFICATION FOCUS** → **80/20 DISCIPLINE AND TECHNOLOGY FOCUS**

- **1916** — Modine founded, focusing on thermal management for autos and early tractors
- **1928** — Heating Division is established and Modine becomes a public company



A Modine Unit Heater being installed.

- **2005** — Acquisition of Airedale Air Conditioning in the UK
- **2016** — Acquisition of Luvata Heat Transfer Systems adding coils (HTP), coolers, and coatings product offerings
- **2023** — Acquisition of Napps Technology including Jetson branded chillers
- **2023** — Divestiture of three German automotive locations
- **2024** — Acquisition of TMGcore immersion cooling IP and technology
- **2024** — Acquisition of Scott Springfield Manufacturing, adding evaporative cooling technology to our data center product offering

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 Our Evolving 80/20 Journey Through Segmentation  80/20 is the foundation of our transformation  The business portfolio will continually evolve while  applying 80/20 principles through time  As our revenue mix shifts, segmentation is critical to alignment  Modine will be realigning the six product groups; which is a standard and planned element of 80/20  The realignment of our product groups will further improve our product and market focus; further increasing our rate  of growth and profitability  80/20 is a continuous process of alignment  with a focus on growth and margin improvement  80 20  Simplification Segmentation  Focused Growth  Performance Culture  Efficiency  Strategy Alignment  80/20  Value Creatio n  10

 Coils, Coolers & Coatings 25%  Data Centers & Commerical IAQ…  Heavy-Duty Equipment 23%  On-Highway Applications 29%  Modine At-a-Glance  12  Positioned for Growth with Strong Product Portfolio and Global Footprint  Performance Technologies  Climate  Solutions  38  Employees  $2.4B $314M  FY2024 FY2024  Sales  Adjusted  EBITDA  Facilities in 14 Europe: 15 ~11,40  Manufacturing Americas: 16  Countries1 Asia: 7  0  Modine Headquarters Performance Technologies Facility Climate Solutions Facility  80 20  3%  1As of March 31, 2024, excludes Coatings locations  Revenue percentages are estimates. Recast product group sales information will be provided with Q1 FY26 results. See appendix for Non-GAAP reconciliations

 Secular Mega-Trends Driving Long-Term Growth  High-Performance Computing  Rapid expansion of AI fueling explosive data center growth, with commensurate need for cooling solutions  Global Emission Standard Regulations  Provide thermal components and systems to shift to low-carbon energy solutions driving demand for  cleaner, more efficient thermal management  Electrification  Solving the critical thermal transition to zero-emission mobility with smart electric components  and technology  Low Global Warming Potential Refrigerant Regulations  Tighter regulation of refrigerants driving demand for new, higher performing equipment  Clean, Healthy Indoor Air Quality  Growing emphasis on health and safety in schools, and public buildings driving demand for clean air solutions  80 20  13

 Elevating the Tenets of 80/20  80 20  Powered by 80/20 Commitment  Decentralized Segmented Businesses  Segmented portfolio enables greater agility and improved responsiveness to customer needs  Customer Centric  OInnngooivngatpiroonduct innovation to provide a positive experience  and build long-term relationships  Entrepreneurial Spirit  Fostering an entrepreneurial spirit  to enhance accountability, agility, and responsiveness  Capital Allocation  Shifting business mix  to higher-growth, higher-margin opportunities  14

 Ongoing Evolution of the Portfolio to Compound Value  80 20  Our Portfolio Management Historical – ‘22  •AIpnpitriaol aincvhestments to diversify end markets, reduce automotive exposure  Airedale acquired in 2005  Luvata acquired in 2016  •  •  •  •  •  PORTFOLIO  Colors refer to Business Segments Performance Technologies and Climate Solutions  15  On-Highway (Automotive)  Heating & School IAQ  Coils, Coolers & Coatings  Heavy-Duty Equipment  On-Highway (Commercial Vehicle)

 Ongoing Evolution of the Portfolio to Compound Value  -  -  Investing in our highest growth end markets  Rationalizing exposure to legacy automotive business  Leveraging 80/20 to optimize performance of legacy growth businesses  •  •  Our Portfolio Management Today – ‘24  •Approach  E-Mobility  PORTFOLIO  On-Highway (Automotive)  Data Centers & Commercial IAQ  Coils, Coolers & Coatings  Heavy-Duty Equipment  On-Highway (Commercial Vehicle)  80 20  Colors refer to Business Segments Performance Technologies and Climate Solutions  16

 Ongoing Evolution of the Portfolio to Compound Value  -  -  •  •  •  High-growth portfolio driven by hyper-growth products and end markets  Core growth businesses delivering highly profitable returns for reinvestment in areas of high-growth  Focused gr  Our Portfolio Management  •Approach  Tomorrow – ‘27  PORTFOLIO  Data Centers & Commercial IAQ  Heating & School IAQ  Coils, Coolers & Coatings  Heavy-Duty Equipment  On-Highway (Commercial Vehicle)  80 20  Colors refer to Business Segments Performance Technologies and Climate Solutions  17

 Leveraging Core Competency of Thermal Management Across High-Growth End Markets  80 20  Deep Thermal Management Expertise  Over a century of leadership in thermal management  Mission-Critical Products  Portfolio of highly engineered, mission-critical thermal solutions  80/20  Discipline  Enhanced 80/20 discipline driving daily decision-making  and strategic resource allocation  Evolving Portfolio Mix  Evolving portfolio mix to compound for sustainable growth  Strategic framework drives success in all market environments…  …and delivers multi-year growth powered by strong secular Mega-Trends  Energy Transition  High-Performance Computing  Clean, Healthy Indoor Air Quality  Zero Failure Power Needs  Electrification  80  20  18

 Exceeded 2022 Investor Day Targets as We Unlocked Value  What We Delivered  Financial Targets Exceeded  FYE March 2024  8.4% FY22 – FY24 Revenue CAGR  13.1% FY24 Adjusted EBITDA Margin  What We Promised  Initial Transformation Targets  Established June 2022 Investor Day  FY22-24 Revenue CAGR : 6-8%  FY24 Adjusted EBITDA Margin: 10-  See appendix for the full GAAP income statement and Non-GAAP reconciliations  19  12%

 New FY27 Financial Targets  10% –  13%  Revenue CAGR  16% –  18%  Adjusted EBITDA Margin  Accelerate targeted growth through strategic resource and capital allocation  Complete exit of non-strategic businesses Pursue new market opportunities  Continue mix shift with product line management powered by 80/20  20

 Rev Fire Group Video  21

 Performance Technologies   Adrian I. Peace  President, Performance Technologies  22

 StrateCagpiitcalizPiniglolnaorusr dDeerpievxpinertgiseVinathluermealCmraenaagetmioennt to deliver  systems solutions and activate significant market opportunities while climbing the technology staircase  Leveraging our portfolio of highly engineered, mission-critical thermal solutions to drive competitive differentiation  Entering a multi-year growth cycle powered by multiple secular mega- trends such as decarbonization, electrification, and clean energy generation and storage  Elevating our 80/20 discipline to reduce complexity, drive product innovation, and continue to focus on improving margins and accelerating growth in key markets  Evolving our portfolio to compound shareholder value by focusing capital and resources on strategic, high-growth E-Mobility and power generation  Ev(GoelvneSe&t)Pmivaorkte: ts80/20-Powered Innovation to Deliver Accelerated Growth and Best-in-Class Returns  80  20  23

 Our Evolving 80/20 Journey Through Segmentation  24  Simplification Segmentation  Focused Growth  Performance Culture  Efficiency  Strategy Alignment  80/20  Value Creatio n  The business portfolio will continue to evolve by applying 80/20 principles  There is a natural progression to segmentation  Aligning the organization to better serve key customers  Allocating resources to the best opportunities  Improving agility around fast-moving, evolving markets such as Power Generation and E-Mobility  Rationale for Performance Technologies segmentation  Evolve product-based to market-facing groups to align differentiated product/technology with customer needs  Accelerate innovation and growth while continuing to delight our strategic key customers  Leverage global manufacturing capabilities and highly talented workforce  Create opportunities to deploy Modine technology  in new markets

 Performance Technologies Segment Overview  Engineer solutions to maximize fuel economy, minimize harmful emissions, and increase reliability for the energy systems that power our world  Exploring Emerging Markets and Technologies to Deliver Profitable Long-Term Growth  41%  54%  5%  Performance Technologies Performance Technologies Product Groups FY24 Sales $1,321M  Heavy-Duty Equipment  On-Highway Applications  E-Mobility  Heavy-Duty Equipment  $546M  On-Highway Applications  $705M  E-Mobility  $ 70M  Sales values are estimates, recast product group sales information will be provided with Q1 FY26 results  25

 Heavy-Duty Equipment Overview  Heat Exchangers  Provider of specialized solutions to meet the unique demands of heavy-duty agricultural, backup and prime power generation, construction, and mining equipment  Leveraging 80/20 strategies will continue to enable:  Compelling growth in the GenSet market as thermal modules transition to aluminum, providing greater performance and efficiency  Margin improvement in agricultural, construction, and mining markets  FY24  Revenue  $546M  3-year Revenue CAGR  7% – 11%  Custom Designed Cooling Modules  Agricultural Equipment  Stationary Power Generation  Construction Equipment  Mining Equipment  Products and Solutions  Key End Markets  Sales values are estimates, recast product group sales information will be provided with Q1 FY26 results  26

 Innovating Heavy-Duty Equipment  Emissions, durability, alternate fuels, and cost continue to drive a need for innovative technology  Global population and income growth driving need for agriculture and construction equipment to meet needs for infrastructure and food  Rapid electrification, aging power infrastructure, and data center demand driving need for backup power, fueling growth in GenSets  Leveraging Industry-Leading Thermal Expertise to Lead in the Heavy-Duty Equipment Market  Leverage product innovations in targeted markets to differentiate, expand margins, and gain share  Align manufacturing footprint to best serve top customers via 80/20  Drive profitable growth by aligning product mix with multiple high- growth secular mega-trends  Key Market Drivers Key Strategic Objectives  80  20  27

# GenSet Proliferation and Expansion

## Diverse Genset Market Enabling Uninterrupted Energy Supply For Mission-Critical Applications


Mining
Oil & Gas
Telecom
Industrial
Data Center
Hospital
Commercial
8% – 12%
Global GenSet Market Growth



- GenSets are sold into a diverse range of applications, including the high-growth data center market
- Focus on this attractive market has led to new customer relationships and share gains
- Customers benefit from differentiated aluminum technology

**Modine GenSet 3-Year Growth CAGR 30%**

MODINE
Engineering a Cleaner, Healthier World
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 FY24 Revenue  $705M  On-Highway Applications Overview  Provider of heat exchangers that provide optimal thermal management for engines and powertrains focused on lowering carbon emissions and improving efficiency  Strategic relationships with global manufacturers that leverage thermal expertise and global footprint to deliver high-quality, cost-effective thermal solutions  Rationalize portfolio through product line simplification of highly competitive automotive component offerings while targeting strategic customers in the commercial vehicle business for improved profitability and innovation  Products and Solutions  3-year Revenue CAGR  (10%)–(15%)  Automotive  Key End Markets  Specialty Vehicle  Commercial Vehicle  EV & ICE Chillers, Oil  Coolers, Condensers  Custom Designed Cooling Modules  Air Coolers  Commercial Vehicle Braking System Retarder Cooler  Liquid Charge-  The picture can't be displayed.  Sales values are estimates, recast product group sales information will be provided with Q1 FY26 results  29

 Improving On-Highway Applications Profitability  Greater attention on emissions driving demand for advanced engine technology  Stringent performance regulations have driven the need for more cost effective and seamlessly integrated solutions  Limited ceiling for growth and margin accretion due to commoditizing automotive component market  Utilizing 80/20 to Optimize Our Product Portfolio  Develop technologies and provide innovative solutions that maximize energy efficiency for strategic customers  Apply 80/20 principles to optimize commercial vehicle platform and enhance strategic customer focus to drive product innovation, growth, and profitability  Evolve portfolio by rationalizing automotive product lines through divestiture and product line simplification  Key Market Drivers Key Strategic Objectives  The picture can't be displayed.  80  20  30

 FY24 Revenue  $70M  E-Mobility Overview  Battery Thermal Management Systems  Electronic Cooling Packages  Truck and Last Mile Delivery  Specialty Vehicle and Off-Highway  Transit and Coach  Bus  Fuel Cell Stack Cooling Package  Products and Solutions  Key End Markets  3-year Revenue CAGR  35% – 45%  Provide advanced thermal systems that maximize cooling capacity at minimum power draw to extend range and safety of commercial and specialty EV vehicles  Target EV vehicle OEMs in North America and Europe with plug-and-play systems for high-use, heavy-duty applications that demand enhanced reliability and durability  Grow market position by leveraging our proprietary, patented technologies to address thermal management challenges in zero-emission mobility  Sales values are estimates, recast product group sales information will be provided with Q1 FY26 results  31

 Accelerating E-Mobility Growth  Electrification mega-trend driving demand for thermal solutions in multiple EV applications  Regulations are further incentivizing adoption of EV technology across market segments  E-Mobility market expected to outpace global GDP growth through 2030 and beyond  Leverage early mover advantage to drive differentiation and own IP of components and systems to protect our position  Capitalize on customer relationships and thermal expertise to capture outsized growth from electrification of commercial and specialty vehicles  Leverage global manufacturing footprint to service customers in North America and Europe. Expand into adjacent applications as electrification gains momentum by  leveraging IP-protected standard  Multiple Long Term Mega-TprerondduscDtsriving Demand for E-Mobility Products  Key Market Drivers Key Strategic Objectives  80  20  32

 E-Mobility Market Potential  E-Mobility Technology Can be Adopted by Many Diverse End-Market Applications  SHORT HAUL  People & Freight  SHORT HAUL  Specialty  SHORT HAUL  Ports  FUTURE MARKETS  Flight, Marine, Rail, Storage/Charging, E-  Work  OFF HIGHWAY  Agriculture & Constructio n  OFF HIGHWAY  Military  LONG HAUL  Freight  33

 Strong Performance Relative to Targets  34  1 12.1% Adjusted EBITDA margin before move of Coatings business to Climate Solutions  See appendix for the Non-GAAP reconciliations, segment results have been recast for Coatings business move to Climate Solutions  Revenue  5% – 7%  2022 Investor Day  Phase 1 FYT2a4 rRgeevetnsue CAGR  10% – 12%  2022 Investor Day  Phase 1 FY24 ATdajurgsteedtsEBITDA Margin  8%  CAGR  $1,321M  $1,125M  Adjusted EBITDA Margin  11.5% 1  5.5%  600  BPS

 Performance Technologies FY27 Revenue Drivers  Automotive product line simplification continue3s5  E-Mobility  Heavy- Duty Equipment  On- Highway Applicatio ns  $1,321M  Key Drivers  Electrification wave for E-Mobility continues ~ 40% CAGR  Power generation hyper-growth driven by technology advances and mission-critical applications  Commercial vehicle, agriculture, construction, and mining growing at market rate  Revenue  FY24 - FY27 Revenue CHAeGavRy-Duty  Equipment On-Highway  Applications E-Mobility  7% –  11%  (10%) –  (15%)  35% –  45%  FY24  FY27  0% – 3% CAGR  $1.3B - $1.4B

# Performance Technologies FY27 Adjusted EBITDA Drivers

## Adjusted EBITDA Margin


15% – 18%
Operational Excellence
Mix/Pricing
11.5%
Volume
~350 – 650 bps improvement
FY24
FY27

## Key Drivers

- ***Commercial Excellence*** – Innovation, 80/20 informed go-to-market strategies and industry-appropriate terms enable sustainable growth
- ***Product mix shifting*** with growth of higher EBITDA products
- ***Product line simplification*** facilitates redeployment of overhead to high margin product portfolio
- ***Operational Excellence & 80/20 Lean*** deployment solidifies margin accretion
- ***Global capacity & footprint*** enables growth with strategic customers

*See appendix for the Non-GAAP reconciliations*

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 Compelling Long-Term Growth Opportunity  Entering a multi-year growth cycle powered by multiple secular mega-trends in energy generation and electrification  Elevating our 80/20 discipline to reduce complexity, drive product innovation, and continue focus on improving margins and accelerating growth in key markets  Evolving our portfolio to compound shareholder value by focusing capital and resources on strategic, high- growth  E-Mobility and power generation (GenSet) markets  Leveraging our portfolio of highly engineered, mission- critical thermal solutions to drive competitive differentiation  Capitalizing on our deep expertise in thermal management to deliver systems solutions and activate significant market opportunities while climbing the technology staircase  80  20  37

 Corscale Video  38

 Accelerating Growth in Climate  Solutions   39  Eric McGinnis  President, Climate Solutions

 StrateCgaipcitaPliziinlglaonrosurDdereipveixnpegrtisVeainltuheermCalrmeanaatgeiomennt to deliver differentiated solutions, build market leadership and provide unmatched  customer service  Leveraging our portfolio of highly engineered, mission-critical thermal solutions to accelerate growth, expand our market reach, and drive profitability  Entering a multi-year growth cycle powered by multiple secular mega- trends in high-performance computing and indoor air quality with significant upside remaining  Elevating our 80/20 discipline in daily decision-making to drive product innovation, market segmentation, and customer focus to accelerate profitable growth  on strategic high-growth Data Center and Commercial IAQ markets  80  20  Compounding shareholder value through focusing capital and resources  Highly Aligned with Strategic Pillars to Drive Sustainable Growth  40

 Simplification Segmentation  Focused Growth  Performance Culture  Efficiency  Strategy Alignment  80/20  Value Creatio n  Our Evolving 80/20 Journey Through Segmentation  The business portfolio will continually evolve while applying 80/20 principles  There is a natural progression to segmentation  Aligning the organization to better serve customers  Allocating resources to the best opportunities  Improving agility around fast-moving, evolving markets  Rationale for Climate Solutions segmentation  Continued shift from product-based to market- facing groups to align common products to address targeted markets  Accelerate growth by focusing on expanding key customer relationships  Leverage manufacturing capabilities and workforce  41  skill set

 Climate Solutions Segment Overview  Climate Solutions provides energy-efficient, safe, climate-controlled solutions, and components for a wide range of critical applications  Mission-Critical Thermal Solutions for High-Growth End-Markets  55%  18%  27%  Climate Solutions Climate Solution’s Product Groups FY24 Sales $1,108M  Coils, Coolers & Coatings  $606M  Heating & School IAQ  $200M  Data Centers & Commercial IAQ  $302M  Coils, Coolers & Coatings  Heating & School IAQ  Data Centers & Commercial IAQ  Sales values are estimates, recast product group sales information will be provided with Q1 FY26 results  42

# Coils, Coolers & Coatings Overview

| FY24 Revenue | 3-year Revenue CAGR |
|---|---|
| $606M | 0% – 5% |

- World's largest independent manufacturer of heat transfer coils, used in a variety of applications and markets, estimate ~30% market share
- Provider of commercial refrigeration coolers leveraging low-GWP natural refrigerants
- Market leader in anti-corrosion coating products and application services to OEMs and distributors
- Aim to reposition the portfolio by increasing the focus on higher-margin products and systems while optimizing the margin on lower-margin component sales by applying 80/20 principles

## Products and Solutions

OE & Aftermarket Coils



Refrigeration Coolers



Performance Coatings



## Key End Markets

Commercial and Residential HVAC



Commercial Refrigeration



Data Center Cooling



Heat Pumps



MODINE

*Sales values are estimates, recast product group sales information will be provided with Q1 FY26 results*

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 Repositioning the Portfolio to Increase Profitability and Growth  Coils, Coolers & Coatings Increasing Focus on High Margin Products to Reposition the Portfolio  80  20  Key Market Drivers Key Strategic Objectives  Leverage global manufacturing footprint, production capability, broad product portfolio, and strong global customer relationships to increase share in growing markets  44  Increase share in refrigeration coolers by providing solutions that support environmentally friendly low GWP refrigerant systems  Utilize 80/20 discipline to enhance commercial excellence, improve profitability, and focus operations to drive competitive cost structure  F-Gas regulation requiring shift to low GWP natural refrigerants (CO2 & R454B) in mature economies  Regulation aimed at reducing dependency on natural gas through electrification creating need for new heat exchanger coil solutions  High performance computing demand and infrastructure buildout drives increased demand for specialized coils

 Heating & School IAQ Overview  North America’s leading unit heater manufacturer, used in greenhouse, garage and various other end-use applications with strong brand recognition, established sales channels, and expansive product offering  Provider of specialty retrofit indoor air quality products to the North American K-12 school market with industry leading after-sale support  Aim to maintain leading market share position with applications in defensible, niche markets, while accelerating growth organically through new product development, and inorganically through  Products and Solutsitorantsegic acquisitions Key End Markets  Commercial & Residential Unit Heaters  Vertical & Horizontal Unit Ventilators  Commercial Heating Residential Heating  Indoor Air Quality -  Schools  FY24 Revenue  $200M  3-year Revenue CAGR  5% – 10%  Sales values are estimates, recast product group sales information will be provided with Q1 FY26 results  45

 Accelerating Heating & School IAQ Growth  Defending Our Leading Share and Expanding Market Reach through New Product Development  Key Market Drivers Key Strategic Objectives  Defend market leading position and strong brand recognition in heating by expanding product portfolio with new electric and hydronic products, while protecting share in gas-fired products  46  Invest in the growing school IAQ and heating markets with new product development,  and expand geographic reach through strategic channel development  Target incremental growth through acquisitions to consolidate fragmented, niche markets  Comfort and indoor air quality requirements in schools driving demand for energy efficient solutions  Building electrification creating demand for electric and hydronic alternatives for unit heaters  Sustainability initiatives and energy transition demanding energy efficiency and lower water consumption

 Data Centers & Commercial IAQ Overview  Provider of full system solutions for data center cooling with a suite of products designed to deliver flexible solutions and superior service to global colocation operators and hyperscale customers  Modine’s current product portfolio combined with recent acquisitions provides additional products and technologies to grow in Commercial IAQ markets, including healthcare, and pharma  Aim to leverage the Airedale brand to expand into telecom and edge applications, while supporting rapid growth by investing in capacity and technology  Fan Wall  Cooling Distribution Unit (CDU)  FY24 Revenue  $302M  3-year Revenue CAGR  45% – 55%  Immersion Cooling  Chiller  CRAC  /CRA H  BMS/  Controls  Edge and Telecom  Commercial IAQ  Products and Solutions  Key End Markets  Colocation Data Centers  Hyperscale Data Centers  Sales values are estimates, recast product group sales information will be provided with Q1 FY26 results  47

 Leveraging Technology in Data Centers & Commercial IAQ  Combining Data Center and Commercial IAQ Brings a Wide Product Range to Attractive End Markets  Key Strategic Objectives  Provide the most efficient data center cooling products optimized with controls to reduce total cost of ownership and help customers meet sustainability targets  Leverage industry expertise to expand product portfolio with next-  generation liquid-cooled technology to meet the data center cooling needs of new and existing customers today and in the future  48  Expand system sales in Commercial IAQ to edge, telecom and enterprise applications by offering full portfolio of  solutions including Scott Springfield, Napps  and Airedale products  Key Market Drivers  Desire to meet sustainability goals and reduce data center operating costs fuels demand for energy and water-efficient thermal solutions  Scarce energy resources and higher demand are increasing lead times and stretching market capacity  Exponential computing power needs from high-density computing applications drives need for new technologies to meet increased data center cooling demands

 4,000  6,000  8,000  10,000  12,000  14,000  16,000  Sum of Revenues ($ millions)  Data Center Cooling Market Growth  49  Positioned to Win Today and Tomorrow for Data Center Cooling Solutions  1Source: OMDIA  Core Data  Center Business  Emerging Data  Center Growth Technologies  Air Cooling  Air conditioning units specifically designed to cool air in and around the server racks within the data center  This represents the largest part of today’s market  Liquid Cooling  Direct to Chip  1 Phase Immersion  2 Phase Immersion  Data Center Cooling Market by Solution Type1  Liquid Cooled  Air Cooled  2024 2025  2026  2027

 A Complete Data Center Solution Provider Today  The market for air-cooling solutions continues to grow as demand for data services increases. Our portfolio of indoor and outdoor equipment,  optimized via intelligent controls, is  designed to deliver maximum uptime  Our Right to Win in Global Data Ce• nWteercsreate, deliver, monitor, and  maintain data center cooling systems  for key, strategic accounts globally including colocation and hyperscale customers  We can deliver complete system solutions with controls and monitoring to optimize performance and reduce energy consumption, reducing the total cost of ownership  CRAC / CRAH  Chillers  Fan Walls  Controls  Air Handling Units  Delivering Tailored Solutions to Meet Today’s Growing Need for Data Center Cooling  and energy efficiency  Standard Density Data Center  50

 A Complete Data Center Solution Provider Today and Tomorrow  High-performance compute data centers will require liquid cooling at the chip but will not remove the need for  the air-cooling solutions we provide  today  Our Right to Win in Global Data Ce• nAtes rnsew IT applications like AI result in higher heat-loads at the chip level, we  are expanding our solutions to serve a new era of liquid and hybrid air/liquid data centers  We support hybrid and liquid cooling with tailored products, delivering optimized performance and the highest efficiency level, from outdoor heat rejection to indoor server and chip optimization  CRAC / CRAH  Chillers  Fan Walls  CDUs  Controls  Liquid Immersion  Air Handling Units  Positioned to Provide Air-Cooled and Liquid-Cooled Solutions to the High-Performance Compute Data Center  Dry Cooler  High Density Data Center  51

# Winning The Data Center of Today And Tomorrow

## Air Cooled

**Winning Solution for Today's Data Center Thermal Management Needs**

- Leading provider of air-cooled data center thermal management solutions
- Air-cooled solutions make up majority of today's data center thermal management systems



Precision Air Conditioning



Fan Wall



Chiller

## Direct-to-chip & Immersion Cooling

**Emerging Technologies for the Data Center of Tomorrow**

- Increasing data center density & heat output
- Newest chip technology requires more robust cooling
- Liquid cooled solutions fit the bill

**Deploying Capital for the Future of Data Center Thermal Management Solutions**

- Liquid cooled solutions expected to grow at 42% CAGR 2024-2027
- Purchased TMGcore's intellectual property to establish an industry leading immersion cooling technology platform



**EdgeBox Liquid Immersion Cooling**
TMGcore's cutting-edge two-phase immersion cooling system enables autonomous and highly efficient thermal management for the most extreme computing applications

**Our Family of Solutions is Tailored to Serve the Core Market of Today and the New Technology of The Future**

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 Revenue  $1,108M  $955M  Adjusted EBITDA Margin  18.8%1  11.6%  8%  CAGR  720  BPS  6% – 8%  2022 Investor Day  Phase 1 FTY2a4rgReevtesnue CAGR  13% – 15%  2022 Investor Day  Phase 1 FY24 AdTjausrtgeed tEsBITDA Margin  Outstanding Financial Performance Ahead of Targets  53  118.3% Adjusted EBITDA margin before move of Coatings business to Climate Solutions  See appendix for the Non-GAAP reconciliations, segment results have been recast for Coatings business move to Climate Solutions

# Climate Solutions FY27 Revenue Drivers


Revenue
Coils, Coolers & Coatings
Data Centers & Commercial IAQ
Heating & School IAQ
$1.8B - $2.0B
$1.1B
18% – 22% CAGR
FY24
FY27

## FY24 - FY27 Revenue CAGR

| | |
|---|---|
| Data Centers & Commercial IAQ | 45% – 55% |
| Heating & School IAQ | 5% – 10% |
| Coils, Coolers & Coatings | 0% – 5% |

## Key Drivers

- Data Center revenue growing at above market rates across current and new customers
- Commercial IAQ leveraging edge and telecom relationships
- Heating and School IAQ benefiting from new products and market growth, potential for acquisitions
- Coils, Coolers and Coatings rebalancing product portfolio

54

 Climate Solutions FY27 Adjusted EBITDA Drivers  Volume  Operation  al Excellence  18.8%  Commercial Excellence - Volume primarily driven by Data Center and Commercial IAQ revenue growth  Product mix shifting with margin benefitting from 80/20 activities in Coils, Coolers & Coatings and growth of higher EBITDA products  Operational excellence more than offsets inflation  80/20 focus creating operational efficiencies, including lowering labor and procurement costs  Adjusted EBITDA Margin Key Drivers  20% - 23%  Mix/Pricing  ~120 – 420 bps improvement  55  See appendix for the Non-GAAP reconciliations

 Compelling Long-Term Growth Opportunity  Lead by an Experienced Leadership Team with Proven Track Record of Success  Delivering top line growth and margin expansion through 80/20 discipline focused on product innovation and customer focus  80  20  Leading provider of highly specialized, mission-critical thermal management solutions for key end-markets  Capitalizing on our deep expertise in thermal management to deliver superior service, differentiated solutions  and market leadership  Well-positioned to accelerate growth driven by megatrends  in high-density computing and indoor air quality  Proactively enhancing returns by allocating capital and resources to high-growth markets  56

 57

 Athenor Video  58

 Panel Discussion

 Airedale Video  60

 Financial Review   61  Mick Lucareli  EVP & Chief Financial Officer

 Key Messages  Capitalizing on deep expertise in thermal management to drive end-market diversification and business resiliency through any economic cycle  Leveraging strong balance sheet and free cash flow to enable strategic flexibility and optionality  Building on proven track record of revenue growth and margin expansion resulting from focus on strong markets supported by secular mega-trends  Relentlessly leveraging 80/20 principles to continuously deliver margin expansion and drive optimal business mix  Prudently allocating capital to optimize the business portfolio to  achieve  long-term financial goals and compound shareholder value  80  20  62

 A Proven Ability to Meet or Exceed Financial Targets  Exceeded Financial Targets and Nearly Doubled Adjusted EBITDA Since 2022 Investor Day  Previous Financial Targets for FY22 – FY24  (Announced at  DRaey)venue  20226In-ve8st%or  CAGR  Adjusted EBITDA  Margin  10 - 12%  FCF % of Sales  3 - 5%  Actual FY24 Financial Results  $159M  63  See appendix for the full GAAP income statement and Non-GAAP reconciliations  FY22  FY24  Nearly Doubled Adjusted EBITDA  $314M  8.4%  CAGR  13.1%  5.3%

 80/20 Includes Multiple, Repetitive Phases  80/20 is the foundation of our transformation, including the strong financial improvements  It is an evergreen process, which will increase shareholder value over an extended time  horizon  Implementing 80/20 is a multi-phased process that will drive long-term financial improvements  Modine’s strong financial performance to date will continue to compound as we move through the current and future 80/20 phases  Simplification Segmentation  Focused Growth  Performance Culture  Efficiency  Strategy Alignment  80/20  Value Creatio n  64

 80/20 is Repetitive and Timeless  Modine in the Early Phases of 80/20 Journey, with Rapid Improvements Already Achieved  High Margin & High  Financial Profile  Low Margin & Low Growth  Modine’s 80/20 Maturity Model  Starting Point  Current Progress  80/20  Value Creation  Simplification Segmentation  Focused Growth  Performance Culture  Efficiency  Strategy Alignment  80/20  Value Creation  Simplification Segmentation  Focused Growth  Performance Culture  Efficiency  Strategy  Alignment  80/20  Value Creation  Simplification Segmentation  Focused Growth  Performance Culture  Efficiency  Strategy Alignment  Clean Up & Simplify  Transition & Mix Shift  Focused Growth & Innovation  Business portfolio will continually evolve over time, while transforming Modine’s financial profile  As part of this process, the six product groups will be realigned beginning with the new fiscal year (April 2025)  Revenue grouping will change, but there will be no impact or changes to current business segment reporting  Realignment of our product groups will sharpen our product and market focus; increasing growth and profitability

 Establishing New Financial Targets; FY25 – FY27  Evolving 80/20 Maturity; Increasing Financial Targets Resulting in 20-25% Earnings Growth  16% - 18%  Adjusted EBITDA  Margin  10% - 13%  FY24 – FY27 CAGR  Revenue Growth  Margin Improvement  Increasing the revenue growth from our previous goal of 8 to 10%  Significant margin improvement; ~300 to 500 basis points over the next three years  66

 Revenue Drivers | A Portfolio Shift to Higher-Growth Businesses  Climate Solutions  $2.4B  Key Assumptions  Revenue growth will be primarily driven through Climate Solutions; including a 45-55% CAGR in the Data Center & Commercial IAQ product group  Performance Technologies is focused on evolving the portfolio through targeted growth and exit strategies, versus overall revenue growth  Outlook assumes approximately $300M of revenue exits in Performance Technologies through FY27  Revenue projections are solely based on  Aggressive Plan to Drive 10% to 13% Reveonrguaen Gc rgorowwtthh  10% – 13%  Revenue CAGR  Revenue  Performance  18% - 22% CAGR  Technologies  0% - 3% CAGR  $3.2B - $3.5B  67

# Margin Drivers | 80/20 Driving Improvements Across The Organization



Adjusted EBITDA Margin
Performance Technologies
16% - 18%
+350 - 650bps
Climate Solutions
+120 - 420bps
13.1%
~300 – 500 bps improvement
FY24
FY27

## Key Assumptions

- The 80/20 evolution and maturity across Modine is a critical element of the anticipated margin improvements
- Anticipating the largest margin increase through Performance Technologies, given the heavy focus on transforming the portfolio to a more favorable business mix
- Climate Solutions margin improvement resulting from a combination of revenue growth, business mix and operational excellence

**Revenue Growth and Portfolio Mix Shift Expected to Drive Margin Improvement Over Three Years**

MODINE Engineering a Cleaner, Healthier World

*See appendix for the full GAAP income statement and Non-GAAP reconciliations*

68

 Margin Drivers | Commercial and Operational Improvements  Focus on Commercial and Operational Excellence Expected to Result in Significant Margin Improvement Over Next Three Years  Volume  Mix/Pricing  Operation al Excellence  13.1%  Key Assumptions  Margin improvement heavily driven by commercial excellence, which includes volume growth, improving mix, and favorable pricing  80/20 maturity beginning to deliver additional margin improvements through operational excellence  Operational excellence represents the intersection of 80/20 and “Lean”, with improvement costs and efficiency across labor, material, and overhead businesses  16% - 18%  Adjusted EBITDA Margin  ~300 – 500 bps improvement  69  See appendix for the full GAAP income statement and Non-GAAP reconciliations

Airedale

# Increasing Free Cash Flow Conversion

## Free Cash Flow as % of Sales


~6% - 8%
5.3%
FY25-27
Drivers
Operating
cash flow margin
9-11%
Capex spending
~3%
of sales
Anticipate cash
restructuring
~$15M
per year
FY24
FY27

## Free Cash Flow Drivers

- Targeted capital allocation is accelerating revenue growth
- Revenue growth and positive mix shift driving a higher cash flow margin
- Restructuring cash required to complete rationalization of targeted portions of the Performance Technologies segment
- Strong cash flow and the positive impact on net debt, provides significant capacity for acquisitions

**Higher Free Cash Flow Conversion From Significant Margin Improvement and Disciplined Capital Spending**

MODINE Engineering a Cleaner, Healthier World

*See appendix for the full GAAP income statement and Non-GAAP reconciliations*

70

# Balance Sheet and Capital Allocation Priorities



## Balance Sheet Position ($MM, 6/30/2024)

| Balance Sheet Liquidity | |
|---|---|
| Cash & Cash Equivalents | $73 |
| Total Debt | $436 |
| Net Debt | $363 |
| **Available Credit** | |
| Current Available Credit | $164 |
| Excess Borrowing Capacity[1] | $758 |
| **Leverage Ratio** | |
| Net Debt / Adj. EBITDA | 1.1x |
| Target Leverage | 1.0x-2.5x |

## Capital Allocation Priorities

1. **Investment in Organic Growth**
   - Allocate capital to growth businesses
   - Target capital spending at ~3% of sales
2. **Restructuring**
   - ~$15M cash spend annually through FY27
   - Fully funded through ongoing operations, no external financing needed
3. **Strategic Acquisitions**
   - Adequate balance sheet flexibility to execute strategic M&A
4. **Share Repurchase**
   - Evaluate additional repurchases based on cash flow, macro climate, and other cash needs

**Strong Balance Sheet Well-positioned to Support Future Acquisitions and Investments in Organic Growth**

MODINE Engineering a Cleaner, Healthier World

[1]Based on debt covenant restrictions as of 6/30/24

*See appendix for the full GAAP income statement and Non-GAAP reconciliations*

71

 Structured Approach to Acquisitions and Divestitures  72  Targeting Opportunistic Acquisitions that Solidify Market-leading Positions  STRATEGIC PRIORITIES & FOCUS AREAS  CLEAR CRITERIA  Highly engineered, mission-critical products  Clear market growth drivers; tied to mega trends  Fragmented market composition  Accretive margin profile and EPS accretive within 12 months  DISCIPLINED PROCESS  Leverage 80/20 as competitive differentiator to increase value  Standardized valuation approach, utilizing multiple methods with a strong return on capital focus  Rigid return expectations and clear hurdle rates  Established integration framework to maximize success  Expand product portfolio by adding to current systems solutions  Exploring new adjacent markets, with mission-critical thermal needs, leveraging our core competencies  Divest non- strategic businesses to improve business mix  Targeted acquisition markets – Data Centers, Heating, and Commercial IAQ  Secure next- generation technology to meet market demand

 Acquisition & Divestiture Targets¹  73  Margin & Earnings: Year one accretive  Business Exits/Divestitures: ̴ $300M  Target Leverage Range: 1.0x-2.5x  Acquired Revenue: $200M-$400M  Fiscal 2027 financial targets do not include incremental acquisitions  Maximum Leverage  Flexible debt covenants support post-acquisition leverage of 3.00-3.25x, would plan to de- leverage to the target range within the first year  ¹Targets based on future acquisition and divestiture activity from 2024 Investor Day through FY27

 Well-Positioned for Success  Delivering end-market diversification for business resiliency through any economic cycle  Providing strategic flexibility through strong free cash flow and balance sheet  Furthering focus on organic investment to achieve revenue and EBITDA growth, with M&A providing upside to targets  Leveraging 80/20 to deliver growth and improve business mix through operational and commercial excellence  to achieve long-term financial goals and compound  shareholder value  Allocating capital to optimize the business portfolio  80/20 Maturity Supporting New Financial Targets, Resulting in 20% to 25% Annual Earnings Growth  Fiscal 2027 Financial Targets  10% ‒ 13%  Revenue Growth  16% ‒ 18%  Adjusted EBITDA Margin  80  20  74

 Closing Remarks   Neil Brinker  President and CEO  75

 Always evolving our portfolio of products in pursuit of highly engineered, mission-critical thermal solutions  Engineering A Cleaner, Healthier World  Integrity Committed  People Centric  Technology Driven  Results Oriented  Team Focused  Reduce Water & Energy Consumption  Lower Harmful Emissions  Enable Cleaner Running Vehicles  Use Environmentally Friendly Refrigerants  Improve Indoor Air Quality  76  OUR  VISION  OUR  PURPOSE  OUR  VALUES  OUR  MISSION

 Compelling Long-Term Investment Opportunity  Entering a multi- year growth cycle powered by multiple secular mega-trends  Elevating our 80/20 discipline by influencing daily decision-making and strategic resource and capital allocation  Evolving our portfolio to compound shareholder value by focusing on  high-growth, high- margin businesses for sustainable growth and returns  Leveraging our portfolio of highly engineered, mission-critical thermal solutions to accelerate growth  Capitalizing on our deep expertise in thermal management to deliver differentiated solutions  and sustained market leadership  80  20  77

 Question & Answer

 Appendix

 GAAP Income Statements  2

 Non-GAAP Reconciliations  3  See the Adjusted EBITDA reconciliation footnotes on the next slide for information on restructuring expenses and other adjustments.

 Non-GAAP Reconciliations  4

 Non-GAAP Reconciliations  5  See the Adjusted EBITDA reconciliation footnotes on the previous slide for information on restructuring expenses and other adjustments.

 Non-GAAP Reconciliations  6

# Performance Technologies Re-segmentation Effective FY26

| | | | |
|---|---|---|---|
| **CURRENT PRODUCT GROUPS** | **AIR-COOLED PRODUCTS**<br>**$702M FY24 Sales**<br>• AC- Auto<br>• AC- Commercial Vehicle<br>• AC- Off-Highway<br>• AC- GenSets | **LIQUID-COOLED PRODUCTS**<br>**$492M FY24 Sales**<br>• LC- Auto<br>• LC- Commercial Vehicle<br>• LC- Off-Highway | **ADVANCED SOLUTIONS**<br>**$127M FY24 Sales**<br>• EV Systems<br>• EV Auto<br>• Specialty Vehicle Systems |
| **NEW PRODUCT GROUPS** | **HEAVY-DUTY EQUIPMENT**<br>**$546M FY24 Sales**<br>• Off-Highway<br>• GenSets | **ON-HIGHWAY APPLICATIONS**<br>**$705M FY24 Sales**<br>• Automotive (ICE and EV)<br>• Commercial Vehicle | **E-MOBILITY**<br>**$70M FY24 Sales**<br>• EV Systems (Specialty and Commercial Vehicles)<br>• Specialty Vehicle Systems (ICE) |

MODINE
Engineering a Cleaner, Healthier World

Product group sales include intersegment sales. Sales by the new product groups are estimates and recast information will be provided with Q1 FY26 results.

85

# Climate Solutions Re-segmentation Effective FY26

| | | | |
|---|---|---|---|
| **CURRENT PRODUCT GROUPS** | **HEAT TRANSFER PRODUCTS**<br>**$473M FY24 Sales**<br>• OE and Aftermarket Coils<br>• Anti-Corrosive Coatings | **HVAC&R**<br>**$341M FY24 Sales**<br>• Heating Products<br>• Refrigeration Coolers<br>• School IAQ<br>• Commercial IAQ | **DATA CENTERS**<br>**$294M FY24 Sales**<br>• Data Center Cooling Products<br>• Edge & Telecom |
| **NEW PRODUCT GROUPS** | **COILS, COOLERS & COATINGS**<br>**$606M FY24 Sales**<br>• OE and Aftermarket Coils<br>• Refrigeration Coolers<br>• Anti-Corrosive Coatings | **HEATING & SCHOOL IAQ**<br>**$200M FY24 Sales**<br>• Heating Products<br>• School IAQ | **DATA CENTERS & COMMERCIAL IAQ**<br>**$302M FY24 Sales**<br>• Data Center Cooling Products<br>• Edge & Telecom<br>• Commercial IAQ |

Product group sales include intersegment sales. Sales by the new product groups are estimates and recast information will be provided with Q1 FY26 results.

86

Forward-Looking Non-GAAP Financial Measure  9  The Company’s presentation includes a fiscal 2027 adjusted EBITDA margin target. Adjusted EBTIDA margin is a non-GAAP financial measure and includes the Company’s estimates for interest expense, a provision for income taxes, and depreciation and amortization expense, and excludes certain cash and non-cash expenses or gains. These expenses and gains may be significant and include items such as restructuring expenses (including severance and equipment transfer costs), acquisition and integrati